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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2005

Collegiate Funding of Delaware, L.L.C.

(Exact name of registrant as specified in charter)

Sponsor of:

Collegiate Funding Services Education Loan Trust 2005-B

Delaware	333-124468-01	13-1812121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10304 Spotsylvania Avenue, Suite 100, Fredericksburg, Virginia 22408

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (540) 374-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of Collegiate Funding Services Education Loan Trust 2005-B, Student Loan Asset-Backed Notes, Series 2005-B.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits furnished in accordance with Items 601(a) of Regulation S-K.

Exhibit No.

20.1	Monthly statement distributed to holders of Collegiate Funding Services Education Loan Trust 2005-B, Student Loan Asset-Backed Notes, Series 2005-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLLEGIATE FUNDING OF DELAWARE, L.L.C.

Date: December 15, 2005	By:	/s/ Kevin A. Landgraver
	Name:	Kevin A. Landgraver
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
20.1	Monthly statement distributed to holders of Collegiate Funding Services Education Loan Trust 2005-B, Student Loan Asset-Backed Notes, Series 2005-B.